                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
/ /  Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12


                           SMITH MICRO SOFTWARE, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                           SMITH MICRO SOFTWARE, INC.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:


          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

                                     $125
          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

                                 Schedule 14A
          ----------------------------------------------------------------------
     (3)  Filing Party:

                          SMITH MICRO SOFTWARE, INC.
          ----------------------------------------------------------------------
     (4)  Date Filed:

                                 May 10, 1996
          ----------------------------------------------------------------------

SMITH MICRO SOFTWARE, INC.

NASDAQ NMS: SMSI

1996 INVESTMENT PROFILE



                                   [COLLAGE]



A LEADING PROVIDER OF COMMUNICATIONS SOFTWARE FOR FAX, DATA AND VOICE COMMUNICATIONS - AND LAUNCHING IN 1996, PC DESKTOP VIDEOCONFERENCING SOFTWARE.

- --------------------------------------------------------------------------------
REPRESENTATIVE                  )
OEM CUSTOMERS                   )   SMSI SELLS ITS COMMUNICATION SOFTWARE
                                )   PRODUCTS WORLDWIDE, PRIMARILY TO OEM
AT&T                            )   CUSTOMERS THAT BUNDLE THE COMPANY'S SOFTWARE
BANKSIA (AUSTRALIA)             )   WITH THEIR HARDWARE PRODUCTS. WITH SOFTWARE
BOCA RESEARCH                   )   AVAILABLE IN JAPANESE, FRENCH AND GERMAN AS
GVC (TAIWAN)                    )   WELL AS IN ENGLISH, APPROXIMATELY 16.6% OF
HAYES/PRACTICAL PERIPHERALS     )   THE COMPANY'S OEM-BASED REVENUES FOR 1995
IBM                             )   WERE DERIVED FROM THE SALE OF FOREIGN
LOGICODE                        )   LANGUAGE VERSIONS.
MOTOROLA                        )
U.S. ROBOTICS                   )
- --------------------------------------------------------------------------------

First came computers -- PCs that empowered individuals and businesses to perform complex tasks quickly. Then networking was developed to connect PCs with peripherals and other PCs for local area communications. But the demand by computer users for communications soon extended well beyond the local office, and connectivity began on a broad and global scale among individuals and businesses.

      What started as data transmission moved on to facsimile transmission (fax) and voice communication and now has led to access to online services and the burgeoning internet.

      Communication has become as central to the PC as computing itself.

      Smith Micro, founded in 1982 at the beginning of the PC revolution, was an early enabler of connectivity in the late 1980s with its fax software for PCs and has grown to become a technology and market leader since that time.

      The company provides PC software for fax, data and voice communications linking all major computer platforms and operating software (DOS, Windows, Windows 95, Macintosh and OS/2) in multiple languages. A key feature of its software products is its integration and ease of use. Computer users have the ability to switch seamlessly among data, fax and voice functions without interruption.

      Broadened functionality provided by recent products includes cellular and wireless applications, computer telephony (voicemail and speakerphone functions), remote access and modem sharing.

      Smith Micro's software is sold principally to hardware OEMs for bundling with their modem products and for preloading on computers. OEM customers include many of the major modem manufacturers worldwide: AT&T, Banksia (Australia), Boca Research, GVC (Taiwan), Hayes/Practical Peripherals, IBM, Logicode, Motorola, and U.S. Robotics.

      Increasingly, Smith Micro's software also is available directly to consumers through retail sales channels. Distributors include Ingram Micro and Tech Data, while retail outlets include Computer City, CompUSA, Micro Center, Elek Tek and Egghead, among others.

      The company maintains close, interactive product development relationships with its modem-manufacturer customers, as well as modem chip manufacturers, such as Rockwell, Sierra Semiconductor, Cirrus Logic, Lucent (formerly AT&T Microelectronics) and IBM, to ensure that its software supports the latest modem

                                    [CAPTION]
       ENABLING CONNECTIVITY AMONG INDIVIDUALS AND BUSINESSES WORLDWIDE.


[HOTFAX MENU SOFTWARE GRAPHIC]

HOTFAX(R) MENU

UNIVERSAL PRINTING ASSISTANT THAT ADDS THE COMMAND "FAX" UNDER THE FILE MENU IN WINDOWS APPLICATIONS


[HOTDISK SOFTWARE GRAPHIC]

HOTDISK(R)

ALLOWS A REMOTE USER ACCESS, VIA A STANDARD DIAL-UP MODEM, TO A HOST COMPUTER'S DISK DRIVE(S), WITHOUT INTERRUPTING THE USER AT THE HOST LOCATION, TO EXECUTE PROGRAMS AND FOR SEAMLESS FILE TRANSFER.


                                   [COLLAGE]



[HOTFAX DATA AND FAX SOFTWARE GRAPHIC]

HOTFAX(R)

DATA AND FAX SOFTWARE FOR WINDOWS 3.X, WINDOWS 95 AND WINDOWS NT. PROVIDES CUSTOM COVER PAGES, REMOTE RETRIEVAL OF RECEIVED FAXES, WIRELESS, AUTOMATIC PAGER NOTIFICATION AND OCR, AMONG OTHER FEATURES.


[HOTPAGE SOFTWARE GRAPHIC]

HOTPAGE(R)

SOFTWARE DEVELOPED FOR WINDOWS 95 USERS WHO HAVE ALPHANUMERIC PAGERS. PROVIDES AUTOMATIC NOTIFICATION OF E-MAIL MESSAGES AND ALLOWS USERS TO SEND MESSAGES DIRECTLY FROM THEIR PCS, AMONG OTHER FEATURES.

technologies. Its experience in providing products to the OEM market, where easy-to-use software is required to enable a new modem to be put into service quickly and relatively easily, is a significant competitive advantage.

      Next-generation software at Smith Micro is being developed to expand functionality for new applications that utilize the increased bandwidth of ISDN and other emerging communications transmission technologies.

      In early 1996, Smith Micro acquired Performance Computing Inc. (PCI), an audio/video software solutions provider. PCI's technology will provide the platform for low-cost, innovative PC desktop videoconferencing software products used over Plain Old Telephone Service (POTS) lines and ISDN lines, targeted at SOHO (small office/home office), consumer and corporate markets. The company intends to integrate videoconferencing into its fax, data and voice products using a single graphical user interface (GUI).

      The new PC desktop videoconferencing software products will launch through OEM (as VideoLink(TM)) and retail channels (as AudioVision(TM)) during 1996 to address what industry experts say is emerging as a major market.

      In the near term, Smith Micro believes that fax and data communications for online and internet access will continue to drive modem sales, but PC desktop videoconferencing will become in the late 1990s what fax was to the modem business in the early 1990s -- a major driver of communications software sales.

      From a single product company in 1982 providing data communications software, Smith Micro has progressed in 1996 to a broad communications software enterprise with multiple product lines in fax/data/voice/video, state-of-the-art engineering and technology, important customer and strategic alliances, worldwide sales and marketing outreach, sound financial resources, and seasoned professional management.

             NET REVENUES            GROSS PROFIT        OPERATING INCOME*
             $ thousands             $ thousands           $ thousands
1993            6,443                    4,810                  336

1994           10,372                    7,244                2,603

1995           18,012                   12,125                5,954


* Operating income reflects the payment of compensation to the Company's stockholders, including $2.0 million for 1993, $0.8 million for 1994, and $3.8 million for 1995, through the Company's IPO date of September 19th, to satisfy S corporation tax liabilities.

SMITH MICRO SOFTWARE PRODUCTS

PRODUCT NAME                                                   FUNCTIONALITY
- --------------------------------------------------------------------------------------------------------------------------------
                                                                     DISK
                                                  OUTBOUND INBOUND  ACCESS                           VIDEO
                                                   MODEM   REMOTE   (REMOTE             TELEPHONE    TELE-
                                   DATA FAX VOICE  (LAN)   CONTROL  & DIR.)  TELEPHONY   DIALER   CONFERENCING  PAGING  WIRELESS
- --------------------------------------------------------------------------------------------------------------------------------
OEM PRODUCTS

- --------------------------------------------------------------------------------------------------------------------------------
QUICKLINK 3.0                       X    X                                                                                 X
- --------------------------------------------------------------------------------------------------------------------------------
QUICKLINK MESSAGECENTER 3.0         X    X    X                                                                   X        X
- --------------------------------------------------------------------------------------------------------------------------------
QUICKLINK II FAX WIN/DOS            X    X
- --------------------------------------------------------------------------------------------------------------------------------
QUICKLINK FAX MESSAGE CENTER
  FOR WINDOWS                       X    X    X
- --------------------------------------------------------------------------------------------------------------------------------
QUICKLINK II FAX FOR WINDOWS        X    X
- --------------------------------------------------------------------------------------------------------------------------------
QUICKLINK MOBILE                    X    X                                                                                 X
- --------------------------------------------------------------------------------------------------------------------------------
MACCOMCENTER                        X    X
================================================================================================================================
             QUICKLINK MESSAGE
IN             CENTER FOR OS/2      X    X    X                                                                   X
DEVELOPMENT  -------------------------------------------------------------------------------------------------------------------
             MACCOMCENTER WITH
               VOICE                X    X    X
             -------------------------------------------------------------------------------------------------------------------
             VIDEOLINK                                                                                 X
- --------------------------------------------------------------------------------------------------------------------------------

RETAIL PRODUCTS
- --------------------------------------------------------------------------------------------------------------------------------
HOTFAX FOR WINDOWS                  X    X                                                                        X        X
- --------------------------------------------------------------------------------------------------------------------------------
HOTFAX DOS                          X    X
- --------------------------------------------------------------------------------------------------------------------------------
HOTFAX MENU                              X
- --------------------------------------------------------------------------------------------------------------------------------
HOTPAGE                                                                                                           X
- --------------------------------------------------------------------------------------------------------------------------------
HOTDISK                                                                X
- --------------------------------------------------------------------------------------------------------------------------------
HOTLINE FOR WINDOWS                                                              X
- --------------------------------------------------------------------------------------------------------------------------------
HOTLINE FOR DOS                                                                             X
- --------------------------------------------------------------------------------------------------------------------------------
CROSSCONNECT                                          X       X
- --------------------------------------------------------------------------------------------------------------------------------
DATABASE PRODUCTS:
- --------------------------------------------------------------------------------------------------------------------------------
   FAX USA
- --------------------------------------------------------------------------------------------------------------------------------
   NATIONAL DIRECTORY
================================================================================================================================
             HOTFAX MESSAGE
IN            CENTER FOR WINDOWS    X    X    X                                                                   X        X
DEVELOPMENT  -------------------------------------------------------------------------------------------------------------------
             AUDIOVISION                                                                               X
             -------------------------------------------------------------------------------------------------------------------
             MACCOMCENTER PLUS
               WITH VOICE           X    X    X
- --------------------------------------------------------------------------------------------------------------------------------


PRODUCT NAME                                     PLATFORM                                      LANGUAGES
- --------------------------------------------------------------------------------------------------------------------------
                                                   WINDOWS 95/  MAC             ENGLISH
                                     WINDOWS  DOS  WINDOWS NT   OS/2   ENGLISH    (UK)   FRENCH  GERMAN  JAPANESE  SPANISH
- --------------------------------------------------------------------------------------------------------------------------
OEM PRODUCTS
- --------------------------------------------------------------------------------------------------------------------------
QUICKLINK 3.0                           X               X                 X        X       X       X        X        X
- --------------------------------------------------------------------------------------------------------------------------
QUICKLINK MESSAGECENTER 3.0             X               X                 X        X       X       X        X        X
- --------------------------------------------------------------------------------------------------------------------------
QUICKLINK II FAX WIN/DOS                X      X                          X
- --------------------------------------------------------------------------------------------------------------------------
QUICKLINK FAX MESSAGE CENTER
  FOR WINDOWS                           X                                 X                X       X        X
- --------------------------------------------------------------------------------------------------------------------------
QUICKLINK II FAX FOR WINDOWS            X                                 X                X       X        X
- --------------------------------------------------------------------------------------------------------------------------
QUICKLINK MOBILE                        X                                 X
- --------------------------------------------------------------------------------------------------------------------------
MACCOMCENTER                                                     X        X                                 X
==========================================================================================================================
             QUICKLINK MESSAGE
IN             CENTER FOR OS/2                                   X        X        X       X       X                 X
DEVELOPMENT  -------------------------------------------------------------------------------------------------------------
             MACCOMCENTER WITH
               VOICE                                             X        X                                 X
             -------------------------------------------------------------------------------------------------------------
             VIDEOLINK                  X               X                 X
- --------------------------------------------------------------------------------------------------------------------------

RETAIL PRODUCTS
- --------------------------------------------------------------------------------------------------------------------------
HOTFAX FOR WINDOWS                      X               X                 X
- --------------------------------------------------------------------------------------------------------------------------
HOTFAX DOS                                     X                          X
- --------------------------------------------------------------------------------------------------------------------------
HOTFAX MENU                             X               X                 X
- --------------------------------------------------------------------------------------------------------------------------
HOTPAGE                                                 X                 X
- --------------------------------------------------------------------------------------------------------------------------
HOTDISK                                 X      X                          X
- --------------------------------------------------------------------------------------------------------------------------
HOTLINE FOR WINDOWS                     X                                 X
- --------------------------------------------------------------------------------------------------------------------------
HOTLINE FOR DOS                                X                          X
- --------------------------------------------------------------------------------------------------------------------------
CROSSCONNECT                            X      X                          X
- --------------------------------------------------------------------------------------------------------------------------
DATABASE PRODUCTS:
- --------------------------------------------------------------------------------------------------------------------------
   FAX USA                              X      X        X                 X
- --------------------------------------------------------------------------------------------------------------------------
   NATIONAL DIRECTORY                   X      X        X                 X
==========================================================================================================================
             HOTFAX MESSAGE
IN            CENTER FOR WINDOWS        X               X                 X
DEVELOPMENT  -------------------------------------------------------------------------------------------------------------
             AUDIOVISION                X               X                 X
             -------------------------------------------------------------------------------------------------------------
             MACCOMCENTER PLUS
               WITH VOICE                                        X        X                                 X
- --------------------------------------------------------------------------------------------------------------------------

PRODUCT NAME                                                         OEM CUSTOMERS/(STATUS)
- ------------------------------------------------------------------------------------------------------------------------
                                                           BOCA                                    PRACTICAL      U.S.
                                        AT&T   BANKSIA   RESEARCH  GVC   HAYES   IBM   MOTOROLA   PERIPHERALS   ROBOTICS
- ------------------------------------------------------------------------------------------------------------------------
OEM PRODUCTS
- ------------------------------------------------------------------------------------------------------------------------
QUICKLINK 3.0
- ------------------------------------------------------------------------------------------------------------------------
QUICKLINK MESSAGECENTER 3.0
- ------------------------------------------------------------------------------------------------------------------------
QUICKLINK II FAX WIN/DOS                 X                          X             X                   X            X
- ------------------------------------------------------------------------------------------------------------------------
QUICKLINK FAX MESSAGE CENTER
  FOR WINDOWS                                                                     X                                X
- ------------------------------------------------------------------------------------------------------------------------
QUICKLINK II FAX FOR WINDOWS             X        X                               X        X                       X
- ------------------------------------------------------------------------------------------------------------------------
QUICKLINK MOBILE                         X                                        X        X
- ------------------------------------------------------------------------------------------------------------------------
MACCOMCENTER                                      X         X              X                          X
========================================================================================================================
             QUICKLINK MESSAGE
IN             CENTER FOR OS/2                                     (PROTOTYPE AVAILABLE IN ENGLISH)
DEVELOPMENT  -----------------------------------------------------------------------------------------------------------
             MACCOMCENTER WITH
               VOICE                                               (PROTOTYPE AVAILABLE IN ENGLISH)
             -----------------------------------------------------------------------------------------------------------
             VIDEOLINK                                             (PROTOTYPE AVAILABLE IN ENGLISH)
- ------------------------------------------------------------------------------------------------------------------------

RETAIL PRODUCTS
- ------------------------------------------------------------------------------------------------------------------------
HOTFAX FOR WINDOWS
- ------------------------------------------------------------------------------------------------------------------------
HOTFAX DOS
- ------------------------------------------------------------------------------------------------------------------------
HOTFAX MENU
- ------------------------------------------------------------------------------------------------------------------------
HOTPAGE
- ------------------------------------------------------------------------------------------------------------------------
HOTDISK
- ------------------------------------------------------------------------------------------------------------------------
HOTLINE FOR WINDOWS
- ------------------------------------------------------------------------------------------------------------------------
HOTLINE FOR DOS
- ------------------------------------------------------------------------------------------------------------------------
CROSSCONNECT
- ------------------------------------------------------------------------------------------------------------------------
DATABASE PRODUCTS:
- ------------------------------------------------------------------------------------------------------------------------
   FAX USA
- ------------------------------------------------------------------------------------------------------------------------
   NATIONAL DIRECTORY
========================================================================================================================
             HOTFAX MESSAGE
IN            CENTER FOR WINDOWS
DEVELOPMENT  -----------------------------------------------------------------------------------------------------------
             AUDIOVISION
             -----------------------------------------------------------------------------------------------------------
             MACCOMCENTER PLUS
               WITH VOICE                                          (PROTOTYPE AVAILABLE IN ENGLISH)
- ------------------------------------------------------------------------------------------------------------------------

INVESTMENT OPPORTUNITY

Smith Micro Software, Inc. became publicly owned through an initial public offering effective September 19, 1995. The common stock of the company is traded on the NASDAQ National Market under the symbol SMSI. At February 29, 1996, there were 13.7 million shares of common stock outstanding, of which 9.8 million shares were held by the company's founders.


FINANCIAL HIGHLIGHTS*
($ in 000s, except share data)
- -----------------------------------------------------------------
YEAR ENDED DECEMBER 31,                1993       1994       1995
- -----------------------------------------------------------------
STATEMENT OF INCOME DATA

Net revenues                         $6,443    $10,372    $18,012
Gross profit                          4,810      7,244     12,125
Operating income                        336      2,603      5,954
Income before income tax expense        300      2,616      6,262
Income tax expense                       16         49        810
Net income                              284      2,567      5,452
Pro forma net income                                        3,757
  per share                                                  0.30
Shares used in computation                                 12,627

- -----------------------------------------------------------------
AS OF DECEMBER 31,                     1993       1994       1995
- -----------------------------------------------------------------

BALANCE SHEET DATA

Cash and cash equivalents            $   55    $   632    $19,020
Total assets                          2,243      3,240     23,662
Total current liabilities               445        608      3,417
Total stockholders' equity            1,798      2,632     20,245
- -----------------------------------------------------------------

* FROM 11/1/92 THROUGH 9/21/95, THE COMPANY ELECTED TO BE TAXED AS AN S CORPORATION FOR FEDERAL INCOME TAX PURPOSES AND GENERALLY DID NOT HAVE AN INCOME TAX LIABILITY. OPERATING INCOME AND NET INCOME REFLECT THE PAYMENT OF COMPENSATION TO THE COMPANY'S STOCKHOLDERS, INCLUDING $2.0 MILLION FOR 1993, $0.8 MILLION FOR 1994, AND $3.8 MILLION FOR 1995, TO SATISFY S CORPORATION TAX LIABILITIES. PRO FORMA NET INCOME AND NET INCOME PER SHARE HAVE BEEN DETERMINED AS IF THE COMPANY HAS BEEN TAXED AS A C CORPORATION ASSUMING EFFECTIVE TAX RATES FOR THE PERIODS INDICATED.


INVESTORS CONTACTS

Robert E. Grice, Jr.
  Vice President-Finance & Chief Financial Officer
Bruce T. Quigley
  Director of Investor Relations and Corporate Communications
Smith Micro Software
51 Columbia
Aliso Viejo, CA  92656
(714) 362-5800  FAX (714) 362-2300
e-mail: INVESTORS@SMITHMICRO.COM

View Smith Micro's corporate and investor communications on the internet at:
HTTP://WWW.SMITHMICRO.COM



[SMITHMICRO SOFTWARE LOGO]

(R) 1996 Smith Micro Software, Inc.